41289 2/98
Prospectus Supplement
dated February 26, 1998 to:
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Putnam Asset Allocation Funds
Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Class A, B, C and M shares
Prospectus dated January 30, 1998

The second paragraph under the subsection "Class C shares" of the section "How to Buy Shares" is replaced in its entirety with the following:

Putnam Mutual Funds pays a sales commission equal to 1.00% of the amount invested to dealers who sell class C shares (which includes a prepaid service fee of 0.25%). These commissions are not paid on sales to investors exempt from the CDSC.